EXHIBIT 24.2
                         Consent of Independent Auditors







































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                                  EXHIBIT 24.2
               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



      We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Employee Stock Purchase Plan of Apple Computer, Inc. of our report dated October 17, 1994, with respect to the consolidated financial statements and schedules of Apple Computer, Inc. included and/or incorporated by reference in the Annual Report (Form 10-K) for the year ended September 30, 1994.


                                   ERNST & YOUNG LLP



San Jose, California
June 14, 1995























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